THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

    The Singapore Fund, Inc. (the "Fund") is a non-diversified, closed-end management investment company. Its primary investment objective is capital appreciation, which it seeks through investment primarily in Singapore equity securities, and to a lesser degree, investment in equity securities issued by companies in ASEAN Group countries. The ASEAN Group currently is composed of Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar (formerly Burma), the Philippines, Singapore, Thailand and Vietnam. The Fund's Investment Manager is DBS Asset Management (United States) Pte. Ltd. (the "Manager"), an indirectly wholly-owned subsidiary of The Development Bank of Singapore, Ltd. Daiwa SB Investments (Singapore) Ltd. provides the Manager with advice regarding investments.

SHAREHOLDER INFORMATION

    The Fund's shares are listed on the New York Stock Exchange ("NYSE") and the Osaka Securities Exchange ("OSE"). The Fund understands that its shares may trade periodically on certain exchanges other than the NYSE or the OSE, but the Fund has not listed its shares on those other exchanges and does not encourage trading on those exchanges. The Fund's NYSE trading symbol is "SGF". Weekly comparative net asset value ("NAV") and market price information about the Fund is published each Monday in THE WALL STREET JOURNAL, each Sunday in THE NEW YORK TIMES, and each Saturday in BARRON'S, and also in many other newspapers. The Fund's weekly NAV is also available by visiting www.daiwast.com or calling
(800) 933-3440 or (201) 915-3020. Also, the Fund's website includes a monthly market review and a list of the Fund's top ten industries and holdings.

INQUIRIES

    Inquiries concerning your share account should be directed to EquiServe Trust Company, N.A. (the "Plan Agent") at the number noted below. All written inquiries should be directed to the Fund, c/o Daiwa Securities Trust Company, One Evertrust Plaza, 9th Floor, Jersey City, New Jersey 07302.

RESTRICTION ON BENEFICIAL OWNERSHIP BY SINGAPORE RESIDENTS

    The Fund expects to continue to qualify for a Singapore income tax exemption granted to non-Singapore resident investors with respect to certain types of income derived from Singapore sources. In order for the Fund to be treated as a non-Singapore resident, and therefore qualify for this exemption, not more than 5% of the Fund's issued share capital may be beneficially owned, directly or indirectly, by Singapore residents. For this reason, the Fund's Board of Directors has restricted, is currently prohibiting and in the future may prohibit, the transfer of the Fund's shares to residents of Singapore.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

    A Dividend Reinvestment and Cash Purchase Plan (the "Plan") is available to provide Shareholders with automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional semi-annual cash investments in Fund shares through the Plan Agent. A brochure fully describing the Plan's terms and conditions is available from the Plan Agent by calling (800) 426-5523 or by writing The Singapore Fund, Inc., c/o EquiServe Trust Company, N.A., P.O. Box 43011, Providence, RI 02940-3011.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

A brief summary of the material aspects of the Plan follows:

    WHO CAN PARTICIPATE IN THE PLAN? If you wish to participate and your shares are held in your name, no action is required on your part, as you are AUTOMATICALLY ENROLLED by the Plan Agent. However, if your shares are held in the name of a brokerage firm, bank or nominee, you should instruct your nominee to participate in the Plan on your behalf. If your nominee is unable to participate in the Plan for you, you should request that your shares be registered in your name, so that you may participate directly in the Plan.

    MAY I WITHDRAW FROM THE PLAN? If your shares are held in your name and you wish to receive all dividends and capital gain distributions in cash rather than in shares, you may withdraw from the Plan without penalty at any time by contacting the Plan Agent. If your shares are held in nominee name, you should be able to withdraw from the Plan without penalty at any time by sending written notice to your nominee. If you withdraw, you will receive a share certificate for all full shares or, if you wish, the Plan Agent will sell your shares and send you the proceeds, after the deduction of brokerage commissions. The Plan Agent will convert any fractional shares to cash at the then-current market price and send to you a check for the proceeds.

    HOW ARE THE DIVIDENDS AND DISTRIBUTIONS REINVESTED? If the market price of the Fund's shares on the payment date should equal or exceed their net asset value per share, the Fund will issue new shares to you at the higher of net asset value or 95% of the then-current market price. If the market price is lower than net asset value per share, the Fund will issue new shares to you at the market price. If the dividends or distributions are declared and payable as cash only, you will receive shares purchased for you by the Plan Agent on the NYSE or otherwise on the open market to the extent available.

    WHAT IS THE CASH PURCHASE FEATURE? The Plan also allows shareholders to make optional cash investments in Fund shares semi-annually through the Plan Agent in any amount from $100 to $3,000. The Plan Agent will purchase shares for you on the NYSE or otherwise on the open market twice a year, on or about February 15th and August 15th. Plan participants should send in voluntary cash payments to be received by the Plan Agent approximately ten days before the applicable purchase date. The Plan Agent will return any cash payments received more than thirty days prior to the applicable date. You may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than two business days before the purchase date.

    IS THERE A COST TO PARTICIPATE? There are no Plan charges or brokerage charges for shares issued directly by the Fund. However, each participant will pay a pro rata portion of brokerage commissions for shares purchased on the NYSE or on the open market by the Plan Agent. For purchases from voluntary cash payments, participants must pay a nominal service fee of $0.75 for each investment in addition to a pro rata portion of the brokerage commission.

    WHAT ARE THE TAX IMPLICATIONS? The automatic reinvestment of dividends and distributions does not relieve you of any income tax which may be payable (or required to be withheld) on such dividends and distributions. In addition, the Plan Agent will reinvest dividends for foreign participants and for any participants subject to federal backup withholding after the deduction of the amounts required to be withheld.

    PLEASE NOTE THAT, IF YOU PARTICIPATE IN THE PLAN THROUGH A BROKERAGE ACCOUNT, YOU MAY NOT BE ABLE TO CONTINUE AS A PARTICIPANT IF YOU TRANSFER THOSE SHARES TO ANOTHER BROKER. CONTACT YOUR BROKER OR NOMINEE OR THE PLAN AGENT TO ASCERTAIN WHAT IS THE BEST ARRANGEMENT FOR YOU TO PARTICIPATE IN THE PLAN.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

                                                                December 7, 2001
DEAR SHAREHOLDERS:

    We are pleased to present the Annual Report of The Singapore Fund, Inc. (the "Fund") for the fiscal year ended October 31, 2001.

STOCK MARKET REVIEW

                                            NOV'00 TO        FEB'01 TO        MAY'01 TO        NOV'00 TO        AUG'01 TO
US$ TERMS                                     JAN'01           APR'01          JULY'01          JULY'01           OCT'01
Singapore Fund                                     -5.8%           -17.4%            +6.4%           -17.2%           -10.2%
DBS50 Index                                        -1.0%           -17.7%            -4.3%           -21.9%
Straits Times ("ST") Index                                                                                            -15.0%
Relative to Benchmark Index                        -4.8%            +0.3%           +10.7%            +4.7%            +4.8%

Source: Bloomberg
Note: The DBS50 Index was discontinued by DBS Bank.

    In the most recent quarter ending October 31, 2001, the portfolio has outperformed the ST Index by 480 basis points ("bsp"). For the twelve months ending October 31, 2001, the Fund has managed to achieve a total out-performance of 970 bsp ahead of its benchmark. The out-performance over the period can be attributed to: i) underweight in technology in the second and third quarter arising from mounting earnings concerns; ii) underweight in telecommunications,
iii) underweight in key cyclical sectors such as real estate, financials and transportation and iv) strong stock selection effects which benefited from a flurry of mergers and aquisitions.

MARKET REVIEW

    The Singapore market as measured by the DBS50 Index fell by 22% for the nine months of the Fund's fiscal year ending in July 2001. Similarly, in the last quarter, equities remained weak and the ST Index contracted by almost another 15%. Continued concerns relating to a more severe contraction in global economies coupled with rising geo-political risk both in the Singapore region and the Middle East provided the key impetus driving equity prices lower.

    Macro-economic indicators continue to disappoint, with August exports falling by a worse-than-expected 29.9% against expectations of -25%. Almost every major component in the electronics sector experienced sharper falls compared to July. The market has revised its 2002 Gross Domestic Product ("GDP") growth estimates for Singapore from 5% to about 3%. The government's bleak prognosis of near term prospects remained unchanged. It warned that "adverse external environment will affect Singapore significantly," at the same time noting that forward looking indicators such as the Composite Leading Index (which leads economic activity by nine months) had declined for three straight quarters. In addition, the unexpected attack on September 11th only further aggravated the current depressed outlook, diminishing any hope of a near-term recovery. Even before the September 11th attack on the U.S., investors were already unnerved by the fast deteriorating consumer picture in the U.S. The attack only served as a final blow to the already fragile consumer dependent economy. Immediately after the attack, market analysts rushed to opportunistically revise down numbers, providing further selling impetus among nervous investors.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

    In the last quarter, the sell-off in domestic equities was both fast and sharp across all sectors including financials, real estate, technology and transportation. Cyclicals such as Chartered Semiconductor and Singapore Airlines bore the brunt of the panic selling. Defensive stocks were the only exception. For example, Delgro was up over 8% and Parkway Holdings also ended the month in positive territory. Stocks with domestic focus such as Singapore Telecommunications proved resilient, falling by a mere 9% over the month.

    In October, the ST Index rebounded from the lows of the September 11th terrorist attack despite dismal macro-economic fundamentals. Singapore's preliminary third quarter GDP report, the first out in Asia, showed a contraction of 5.6% against consensus expectations of 4.2%. Non-oil domestic exports continue to plunge, falling by 30.7% year-on-year ("yoy") in September. Electronics exports were down 39% while semiconductor exports fell 61% yoy. As expected, the government announced its second off-budget package this year. The package, which amounted to $11.3bn, representing 7% of GDP, failed to enlist any form of excitement as the immediate impact on the economy appears insignificant when compared to the impending recession.

    Technology stocks did well over the month as investors sought to raise their betas in view of the improving earnings environment, particularly among semiconductor stocks. The pace of earnings deterioration has somewhat improved and signs of new orders triggered by both seasonality factors as well as new products in the wireless sector prove to be encouraging. Major corporate news included the announcement that OCBC's CEO and Vice Chairman Alex Au had resigned for personal reasons. Keppel Corporation and SembCorp Industries announced that they were holding discussions on the rationalization of the local shipyards and the possibility of other collaboration between the two groups.

MARKET OUTLOOK & STRATEGY

    The outlook for domestic equities for the next three months remains lackluster. The absence of fresh factors coupled with further earnings disappointment will likely continue to dampen investors' sentiment. The effects of a recession will probably begin to take hold in the form of rising unemployment and falling consumer spending, but nevertheless, domestic equities appear to have more or less discounted these negatives. More importantly, economic recovery next year is beginning to take shape as inventory levels continue to fall and the effects of U.S. expansionary fiscal and monetary efforts begin to filter into this external based economy. Though broad market valuations are not as compelling compared to one month ago, the Singapore market continues to provide compelling investment opportunities over the longer-term. At the time of writing, the Fund remains overweight in consumers, shipyards, technology, transportation and selective industrials.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

KEY SECTOR STRATEGY       ST INDEX   PORTFOLIO                 RATIONALE
TELECOMMUNICATIONS/MEDIA     10%         8%      Absence of fresh news flow. Unexciting
                                                 earnings momentum. Valuations
                                                 expensive compared to regional or
                                                 global peers.
FINANCE                    41.5%        25%      Sector should continue to lag on the
                                                 back of rising earnings concerns and
                                                 integration risk.
REAL ESTATE                  10%         8%      Sector continues to be plagued by poor
                                                 domestic economic outlook.
                                                 Nevertheless, selective stocks are now
                                                 showing compelling valuations, failing
                                                 to justify longer-term fundamentals.
TRANSPORTATION              7.5%        10%      Rising mergers and acquisitions
                                                 opportunities as industry
                                                 consolidates.
CONSUMER                      4%         8%      Strong growth prospects, particularly
                                                 as new markets such as China begins to
                                                 take off. Expect future earnings
                                                 surprise. Valuations remain
                                                 attractive.
TECHNOLOGY                  6.2%       9.5%      Pace of earnings deterioration appears
                                                 to be moderating, coupled with signs
                                                 of new orders triggered by both
                                                 seasonality factors as well as new
                                                 products in the wireless sector.
CONGLOMERATES                10%       6.5%      Despite compelling valuations, poor
                                                 economic outlook coupled with rising
                                                 integration risk likely to dampen
                                                 sentiment.

PORTFOLIO MANAGEMENT

    Mr. Roy Phua has been the Fund's portfolio manager since October 12, 2000. Mr. Phua is responsible for the day-to-day management of the Fund's portfolio. Mr. Phua joined DBS Asset Management Ltd., of which the Fund's Investment Manager, DBS Asset Management (United States) Pte. Ltd. is a wholly owned subsidiary, in July 2000. From 1995 to 2000, Mr. Phua worked at Rothschild Asset Management Pte. Ltd. Singapore as an analyst and portfolio manager.

    The Fund's management would like to thank you for your participation in The Singapore Fund, Inc. and would be pleased to hear from you.

Sincerely,

/s/ Ikuo Mori

IKUO MORI
CHAIRMAN OF THE BOARD

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001
--------------------------------------------------------------------------------

-------------------------------------------
COMMON STOCKS--93.42%
--------------------------------------------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
SINGAPORE--93.42%
BANKS & FINANCIAL SERVICES--21.55%
   503,000  Oversea-Chinese Banking Corp.
             Ltd. .............................  $  2,908,956
 1,516,712  United Overseas Bank Ltd. .........     8,520,854
                                                 ------------
                                                   11,429,810
                                                 ------------
COMMUNICATIONS - MEDIA--6.26%
   381,300  Singapore Press Holdings Ltd. .....     3,318,209
                                                 ------------
ELECTRONIC COMPONENTS--8.95%
   830,000  Chartered Semi-Conductor
             Manufacturing Ltd.*...............     1,600,022
   740,000  CSA Holdings Ltd.* ................       505,398
   300,000  Datacraft Asia Ltd. ...............       972,000
   314,000  Venture Manufacturing (Singapore)
             Ltd. .............................     1,668,925
                                                 ------------
                                                    4,746,345
                                                 ------------
FINANCE & SECURITIES--1.81%
 1,679,000  Singapore Exchange Ltd. ...........       961,754
                                                 ------------
FOODS--6.80%
   409,000  Fraser & Neave Ltd. ...............     1,543,099
 1,010,000  Peoples Food Holdings Ltd. ........       478,409
   894,000  Want Want Holdings Ltd. ...........     1,582,380
                                                 ------------
                                                    3,603,888
                                                 ------------
HEALTH & PERSONAL CARE--1.49%
   400,000  Haw Par Ltd. ......................       793,126
                                                 ------------
HOTELS--0.76%
   132,000  Overseas Union Enterprises Ltd. ...       403,503
                                                 ------------

  SHARES                                            VALUE
----------                                       ------------
INDUSTRIAL--1.71%
   800,000  Singapore Technologies Engineering
             Ltd.+.............................  $    907,689
                                                 ------------
LIFE INSURANCE--1.34%
   142,000  Great Eastern Holdings Ltd. .......       711,721
                                                 ------------
PROPERTY DEVELOPMENT--11.39%
 1,500,000  CapitaLand Ltd.+...................     1,140,119
   673,000  City Developments Ltd. ............     1,534,600
   732,000  Hongkong Land Holdings Ltd. .......     1,178,520
 1,957,000  Keppel Land Ltd. ..................     1,552,148
 1,210,000  Parkway Holdings Ltd. .............       636,456
                                                 ------------
                                                    6,041,843
                                                 ------------
SCHOOLS--0.15%
   129,000  Informatics Holdings Ltd. .........        79,577
                                                 ------------
SHIPYARDS--7.61%
   996,000  Keppel Corp. Ltd.+.................     1,733,509
 4,780,000  Sembcorp Marine Ltd. ..............     2,303,646
                                                 ------------
                                                    4,037,155
                                                 ------------
TECHNOLOGY--2.52%
 7,690,000  Frontline Technologies Corp.
             Ltd.*.............................     1,334,187
                                                 ------------
TELECOMMUNICATIONS--8.08%
 4,496,000  Singapore Telecommunications
             Ltd. .............................     4,284,027
                                                 ------------
TRANSPORTATION--4.62%
 1,775,000  Comfort Group Ltd. ................       596,359
 1,384,000  Delgro Corp. Ltd. .................     1,852,346
                                                 ------------
                                                    2,448,705
                                                 ------------

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (CONCLUDED)
OCTOBER 31, 2001
--------------------------------------------------------------------------------

COMMON STOCKS (CONCLUDED)
-------------------------------------------

  SHARES                                            VALUE
----------                                       ------------
TRANSPORTATION - AIR--4.43%
   504,650  Singapore Airlines Ltd. ...........  $  2,348,696
                                                 ------------
TRANSPORTATION - MARINE--2.03%
 1,292,000  Sembcorp Industries Ltd.+..........     1,074,532
                                                 ------------
WATER TREATMENT SYSTEMS--1.92%
 2,931,000  Hyflux Ltd. .......................     1,017,036
                                                 ------------
Total Common Stocks
  (Cost--$55,359,025)..........................    49,541,803
                                                 ------------

-------------------------------------------
TIME DEPOSITS--0.77%
-------------------------------------------

PRINCIPAL
  AMOUNT
  (000)
----------
U.S. DOLLAR TIME DEPOSIT--0.77%
      $139  Bank of New York,
             0.10%, due 11/1/01................       139,292
       270  Citibank Singapore,
             1.75%, due 11/1/01................       270,453
                                                 ------------
Total U.S. Dollar Time Deposits
  (Cost--$409,745).............................       409,745
                                                 ------------
Total Investments--94.19%
  (Cost--$55,768,770)..........................    49,951,548
Other assets less liabilities--5.81%...........     3,078,365
                                                 ------------
NET ASSETS (Applicable to 9,200,840 shares of
  capital stock outstanding; equivalent to
  $5.76 per share) 100.00%.....................  $ 53,029,913
                                                 ============

-------------------------------------------
TEN LARGEST COMMON STOCK
POSITIONS HELD
OCTOBER 31, 2001

-------------------------------------------

                                     PERCENT OF
ISSUE                                NET ASSETS
-----                                ----------
United Overseas Bank Ltd. .........    16.07%
Singapore Telecommunications
Ltd. ..............................     8.08
Singapore Press Holdings Ltd. .....     6.26
Oversea-Chinese Banking Corp.
Ltd. ..............................     5.49
Singapore Airlines Ltd. ...........     4.43
Sembcorp Marine Ltd. ..............     4.34
Delgro Corp. Ltd. .................     3.49
Keppel Corp. Ltd.+ ................     3.27
Venture Manufacturing..............
  (Singapore) Ltd.                      3.15
Chartered Semi-Conductor...........
  Manufacturing Ltd.*                   3.02

-------------------------------------------
TEN LARGEST COMMON STOCK
CLASSIFICATIONS HELD
OCTOBER 31, 2001

-------------------------------------------

                                     PERCENT OF
INDUSTRY                             NET ASSETS
--------                             ----------
Banks & Financial Services.........    21.55%
Property Development...............    11.39
Electronic Components..............     8.95
Telecommunications.................     8.08
Shipyards..........................     7.61
Foods..............................     6.80
Communication - Media..............     6.26
Transportation.....................     4.62
Transportation - Air...............     4.43
Technology.........................     2.52

------------------------

   *  Non-income producing securities.
   +  Deemed to be an affiliated issuer.

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2001
--------------------------------------------------------------------------------

ASSETS
  Investment in securities, at value:
    Unaffiliated securities (cost --
     $50,337,522)............................    $45,095,699
    Affiliated securities (cost --
     $5,431,248).............................      4,855,849    $ 49,951,548
                                                 -----------
  Cash denominated in foreign currency (cost
   -- $3,184,780)............................                      3,203,306
  Interest and dividends receivable..........                         18,461
  Prepaid expenses...........................                         22,727
                                                                ------------
    Total assets.............................                     53,196,042
                                                                ------------
LIABILITIES
  Accrued expenses and other liabilities.....                        166,129
                                                                ------------
NET ASSETS
  Capital stock, $0.01 par value per share;
   total 100,000,000 shares authorized;
   9,200,840 shares issued and outstanding...                         92,008
  Paid-in capital in excess of par value.....                    106,392,052
  Accumulated net investment income..........                        720,714
  Accumulated net realized loss on
   investments...............................                    (48,377,124)
  Net unrealized depreciation on investments
   and other assets and liabilities
   denominated in foreign currency...........                     (5,797,737)
                                                                ------------
    Net assets applicable to shares
     outstanding.............................                   $ 53,029,913
                                                                ============
        NET ASSET VALUE PER SHARE............                   $       5.76
                                                                ============

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividends:
    Unaffiliated securities (net of
     withholding taxes of -- $288,220).......    $  1,605,974
    Affiliated securities (net of withholding
     taxes of -- $206,214)...................         620,868    $   2,226,842
                                                 ------------
  Interest...................................                           74,754
                                                                 -------------
    Total investment income..................                        2,301,596
                                                                 -------------
EXPENSES:
  Investment management fee..................                          488,860
  Investment advisory fee....................                          245,777
  Administration fee.........................                          150,000
  Custodian fees and expenses................                           99,168
  Legal fees and expenses....................                           71,637
  Audit and tax services.....................                           71,550
  Osaka Securities Exchange fees and
   expenses..................................                           66,548
  Reports and notices to shareholders........                           59,417
  Directors' fees and expenses...............                           34,249
  Insurance expense..........................                           23,865
  Transfer agency fee and expenses...........                           21,992
  Other......................................                           32,183
                                                                 -------------
    Total expenses...........................                        1,365,246
                                                                 -------------
NET INVESTMENT INCOME........................                          936,350
                                                                 -------------
REALIZED AND UNREALIZED GAINS FROM INVESTMENT
 ACTIVITIES AND FOREIGN CURRENCY
 TRANSACTIONS:
  Net realized (losses) on investments:
    Unaffiliated securities..................      (7,362,430)
    Affiliated securities....................     (11,610,251)     (18,972,681)
                                                 ------------
  Net realized foreign currency transaction
   losses....................................                         (229,821)
  Net change in unrealized appreciation
   (depreciation) on investments in equity
   securities................................                      (3,458,962)
  Net change in unrealized appreciation
   (depreciation) on other assets and
   liabilities denominated in foreign
   currency..................................                           27,187
                                                                 -------------
Net realized and unrealized losses from
 investment activities and foreign currency
 transactions................................                      (22,634,277)
                                                                 -------------
NET DECREASE IN NET ASSETS RESULTING FROM
 OPERATIONS..................................                    $ (21,697,927)
                                                                 =============

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                        FOR THE YEARS ENDED
                                                            OCTOBER 31,
                                                 ----------------------------------
                                                      2001               2000
                                                 ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
  Net investment income......................     $      936,350     $       35,455
  Net realized loss on:
    Investments..............................        (18,972,681)       (13,885,791)
    Foreign currency transactions............           (229,821)          (518,014)
  Net change in unrealized appreciation
   (depreciation) on:
    Investments in equity securities.........        (3,458,962)         (3,534,119)
    Translation of short-term investments and
     other assets and liabilities denominated
     in foreign currency.....................             27,187             11,463
                                                  ------------       ------------
  Net decrease in net assets resulting from
   operations................................        (21,697,927)       (17,891,006)
NET ASSETS:
  Beginning of year..........................         74,727,841         92,618,847
                                                  ------------       ------------
  End of year (including undistributed net
   investment income of $720,714 and $0,
   respectively).............................     $   53,029,913     $   74,727,841
                                                  ============       ============

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    The Singapore Fund, Inc. (the "Fund") was incorporated in Maryland on
May 31, 1990 and commenced operations on July 31, 1990. It is registered with the Securities and Exchange Commission as a closed-end, non-diversified management investment company.

    The following significant accounting policies are in conformity with generally accepted accounting principles in the United States of America for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts and disclosures in the financial statements. Actual reporting results could differ from those estimates.

    VALUATION OF INVESTMENTS--Securities which are listed on foreign stock exchanges and for which market quotations are readily available are valued at the last sale price on the exchange on which the securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales on such day, at the closing price quoted for such securities. However, if bid and asked quotations are available, such securities are valued at the mean between the last current bid and asked prices, rather than at such quoted closing price. Securities that are traded over-the-counter, if bid and asked price quotations are available, are valued at the mean between the current bid and asked prices, or, if such quotations are not available, are valued as determined in good faith by the Board of Directors (the "Board") of the Fund. In instances where quotations are not readily available or where the price as determined by the above procedures is deemed not to represent fair market value, fair value will be determined in such manner as the Board may prescribe. Short-term investments having maturity of 60 days or less are valued at amortized cost, except where the the Board determines that such valuation does not represent the fair value of the investment. All other securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board.

    FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Fund does not isolate the effect of fluctuations in the market price of securities.

    TAX STATUS--The Fund intends to continue to distribute substantially all of its taxable income and to comply with the minimum distribution and other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income or excise taxes is required. During the year ended October 31, 2001, the Fund was subject to withholding tax, ranging from 10% to 25.5%, on certain income from its investments.

    The Fund continues to meet the conditions required to qualify for the exemption from Singapore income tax, available to non-Singapore residents who are beneficiaries of funds managed by approved fund managers, in respect of certain types of income. Accordingly, no provision for Singapore income tax is required.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date upon which the order to buy or sell is executed). Realized and unrealized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded on the ex-date, except for certain dividends and corporate actions involving foreign securities which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions. Interest income is recorded on an accrual basis.

    DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions payable to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These book basis/tax basis ("book/tax") differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

    FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of its assets denominated in a particular currency, subject to a maximum limitation of 20% of the value of its total assets committed to the consummation of such forward foreign currency contracts. In addition, the Fund will not take positions in foreign forward currency contracts where the settlement commitment exceeds the value of its assets denominated in the currency of the contract. If the Fund enters into forward foreign currency contracts, its custodian or subcustodian will maintain cash or readily marketable securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such contracts. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

INVESTMENT MANAGER AND INVESTMENT ADVISER
    The Fund has entered into an Investment Management Agreement (the "Management Agreement") with DBS Asset Management (United States) Pte. Ltd. (the "Manager"). Pursuant to the Management Agreement, the Manager makes investment management decisions relating to the Fund's assets. For such services, the Fund pays the Manager a monthly fee at an annual rate of 0.80% of the first
$50 million of the Fund's average weekly net assets and 0.66% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Management Agreement, the Fund reimburses the Manager for its out-of-pocket expenses related to the Fund. During the year ended October 31, 2001, no such expenses were paid to the Manager. During the year ended October 31, 2001, there were no brokerage commissions paid by the Fund to affiliates of the Manager in connection with portfolio transactions.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

    The Fund has entered into an Investment Advisory Agreement (the "Advisory Agreement") with Daiwa SB Investments (Singapore) Limited (the "Adviser"), which provides general and specific investment advice to the Manager with respect to the Fund's assets. The Fund pays the Adviser a monthly fee at an annual rate of 0.40% of the first $50 million of the Fund's average weekly net assets and 0.34% of the Fund's average weekly net assets in excess of $50 million. In addition, as permitted by the Advisory Agreement, the Fund reimburses the Adviser for its out-of-pocket expenses related to the Fund. During the year ended October 31, 2001, no such expenses were paid to the Adviser. During the year ended
October 31, 2001, brokerage commissions of $25,137 were paid by the Fund to Daiwa Securities (Singapore), an affiliate of the Adviser, in connection with portfolio transactions.

    At October 31, 2001, the Fund owed to the Manager and the Adviser $23,289 and $18,189, for management and advisory fees, respectively.

    At October 31, 2001, the Manager owed to the Fund $13,018 arising from portfolio transactions in excess of the industry prospectus limitation.

ADMINISTRATOR AND CUSTODIAN AND OTHER RELATED PARTIES
    Daiwa Securities Trust Company ("DSTC") an affiliate of the Adviser, provides certain administrative services to the Fund. For such services, the Fund pays DSTC a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets, with a minimum fee of $150,000. In addition, as permitted by the Administration Agreement, the Fund reimburses the Administrator for its out-of-pocket expenses related to the Fund. During year ended October 31, 2001, no such expenses were paid to the Administrator.

    DSTC also acts as custodian for the Fund's assets and appoints subcustodians for the Fund's assets held outside of the United States. DSTC has appointed The Development Bank of Singapore, Ltd. ("DBS Bank"), an affiliate of the Manager, to act as the subcustodian for all of the cash and securities of the Fund held in Singapore. As compensation for its services as custodian, DSTC receives a monthly fee and reimbursement of out-of-pocket expenses related to the Fund. Such expenses include the fees and out-of-pocket expenses of each of the subcustodians. During the year ended October 31, 2001, DSTC earned $15,327 and DBS Bank earned $76,660 from the Fund for their respective custodial services.

    At October 31, 2001, the Fund owed to DSTC $12,500 and $17,120 for administration and custodian fees, respectively. The latter amount includes fees and expenses payable to DBS Bank totaling $16,107.

    During the year ended October 31, 2001, the Fund paid or accrued $55,833 for legal services, in connection with the Fund's on-going operations, to a law firm of which the Fund's Assistant Secretary is a partner.

INVESTMENTS IN SECURITIES AND FEDERAL INCOME TAX MATTERS
    For federal income tax purposes, the cost of securities owned at October 31, 2001 was $57,935,050, excluding $409,745 of short-term interest-bearing investments. At October 31, 2001, the net unrealized depreciation on investments, excluding short-term securities, of $8,393,247 was composed of gross appreciation of $1,079,739 for those investments having an excess of value over cost, and gross depreciation of $9,472,986 for those investments having an excess of cost over value. For the year ended October 31, 2001, the total aggregate cost of purchases and net proceeds from sales of portfolio securities, excluding the short-term securities, were $98,969,028 and $90,041,371, respectively.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

    At October 31, 2001, the Fund had a remaining capital loss carryover of $45,801,099, of which $15,210,895 expires in the year 2006, $14,066,604 expires in the year 2008 and $16,523,600 expires in the year 2009 available to offset future net capital gains.

    At October 31, 2001, the Fund made capital account reclassifications due to permanent book/tax differences. The Fund reclassified $215,636 from accumulated net realized loss on investments to accumulated net investment loss as a result of permanent book/tax differences primarily relating to net realized foreign currency losses.

CONCENTRATION OF RISK

    Investments in countries in which the Fund may invest may involve certain considerations and risks not typically associated with U.S. investments as a result of, among others, the possibility of future political and economic developments and the level of governmental supervision and regulation of the securities markets in which the Fund invests.

CAPITAL STOCK

    There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 9,200,840 shares outstanding at October 31, 2001, Daiwa Securities
America, Inc., an affiliate of the Adviser and DSTC, owned 14,311 shares.

SUBSEQUENT EVENT

    On December 7, 2001, a dividend was approved by the Board and declared on December 11, 2001. The distribution of $0.08 per share is payable on December 27, 2001, to shareholders of record at the close of business on December 21, 2001. The New York Stock Exchange has determined that the ex-dividend date is December 19, 2001.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding during each year is presented below:

                                                                   FOR THE YEARS ENDED OCTOBER 31,
                                                         ---------------------------------------------------
                                                          2001       2000       1999       1998       1997
                                                         -------    -------    -------    -------    -------
Net asset value, beginning of year.....................  $ 8.12     $ 10.07    $ 7.09     $ 7.99     $ 12.59
                                                         -------    -------    -------    -------    -------
Net investment income (loss)...........................    0.10       --*       (0.04)      0.09      (0.04)
Net realized and unrealized gains (losses) on
 investments and foreign currency transactions.........   (2.46)     (1.95)      3.13      (0.99)     (4.18)
                                                         -------    -------    -------    -------    -------
Net increase (decrease) in net asset value resulting
 from operations.......................................   (2.36)     (1.95)      3.09      (0.90)     (4.22)
                                                         -------    -------    -------    -------    -------
Less: dividends and distributions to shareholders
  Net realized gains on investments and foreign
   currency transactions...............................    --         --        (0.11)      --        (0.38)
                                                         -------    -------    -------    -------    -------
Net asset value, end of year...........................  $ 5.76     $ 8.12     $ 10.07    $ 7.09     $ 7.99
                                                         =======    =======    =======    =======    =======
Per share market value, end of year....................  $ 4.480    $ 6.375    $ 8.938    $ 6.375    $ 8.750
                                                         =======    =======    =======    =======    =======
Total investment return:
  Based on market price at beginning and end of year,
   assuming reinvestment of dividends..................  (29.73)%   (28.68)%    42.44%    (27.14)%   (25.51)%
  Based on net asset value at beginning and end of
   year, assuming reinvestment of dividends............  (29.06)%   (19.36)%    44.30%    (11.26)%   (34.49)%
Ratios and supplemental data:
  Net assets, end of year (in millions)................  $ 53.0     $ 74.7     $ 92.6     $ 65.2     $ 73.5
  Ratios to average net assets of:
    Expenses...........................................    2.15%      1.93%      1.97%      2.23%      1.87%
    Net investment income (loss).......................    1.47%      0.04%     (0.42)%     1.38%     (0.29)%
Portfolio turnover.....................................  152.18%    155.83%    201.76%    208.56%     78.74%

---------------------------------------------------------------------------
  *  Represents less than 0.005 per share.

                See accompanying notes to financial statements.

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareholders and
Board of Directors of
The Singapore Fund, Inc.

    In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Singapore Fund, Inc. (the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
December 7, 2001

THE SINGAPORE FUND, INC.
----------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

    The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end
(October 31, 2001) as to the federal tax status of any distributions received by you during such fiscal year.

    On December 7, 2001, the Board of Directors of the Fund approved a total distribution of $0.08 per share which represents a dividend from ordinary income.

    The Fund made an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Fund to its shareholders. The total amount of foreign taxes paid during the Fund's fiscal year ended October 31, 2001 was $488,404. The gross foreign source income for information reporting is $2,777,663.

    Because the Fund's fiscal year is not the calendar year, a notification will be sent to shareholders in respect of calendar year 2001. This notification, which will reflect the amount of income from foreign sources to be used by calendar year taxpayers on their federal income tax returns, as well as the amount of any foreign tax credit available to its shareholders, will be made in conjunction with Form 1099 DIV and will be mailed in January 2002.

    SHAREHOLDERS ARE STRONGLY ADVISED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES OF THEIR INVESTMENT IN THE FUND.

----------------------------------------
BOARD OF DIRECTORS
Ikuo Mori, CHAIRMAN
Austin C. Dowling
Martin J. Gruber
David G. Harmer
Alfred C. Morley
Oren G. Shaffer
--------------------------------------------
OFFICERS

John J. O'Keefe
VICE PRESIDENT AND TREASURER
Judy Runrun Tu
SECRETARY
Laurence E. Cranch
ASSISTANT SECRETARY
--------------------------------------------
ADDRESS OF THE FUND

c/o Daiwa Securities Trust Company
One Evertrust Plaza, 9th Floor
Jersey City, New Jersey 07302
--------------------------------------------
INVESTMENT MANAGER
DBS Asset Management (United States) Pte. Ltd.

INVESTMENT ADVISER
Daiwa SB Investments (Singapore) Ltd.

ADMINISTRATOR AND CUSTODIAN
Daiwa Securities Trust Company

TRANSFER AGENT AND REGISTRAR
EquiServe Trust Company, N.A.

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
--------------------------------------------
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at prevailing market prices.

This report is sent to shareholders of the Fund for their information. It is not a prospectus, circular or represen-tation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

                                      THE
                                   SINGAPORE
                                   FUND, INC.

                                     [LOGO]

                                 Annual Report
                                October 31, 2001